UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04605

First Financial Fund Inc.
(Exact name of registrant as specified in charter)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO			80302
(Address of principal executive offices)			(Zip code)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO 80302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 444-5483

Date of fiscal year end:	March 31, 2007

Date of reporting period:	March 31, 2007

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Letter from the Adviser  March 31, 2007

Dear Stockholders:

The First Financial Fund (the "Fund") returned 7.2% on net asset value (NAV) for the one year period ending March 31, 2007. Financial stocks generally performed below the overall market index as measured by the S&P 500, which returned 11.8%. The Fund received a Performance Achievement Certificate from Lipper Analytical Services for its top ranking among all closed-end sector equity funds for the 10-year period ending December 31, 2006.

TOTAL RETURNS

as of March 31, 2007

	6 Mo	1 Yr	3 Yr	5 Yr	10 Yr
First Financial Fund's NAV	4.9%	7.2%	12.1%	19.6%	16.3%
S&P 500 Index	7.4	11.8	10.1	6.3	8.2
NASDAQ Composite*	7.6	4.2	7.4	6.1	7.3
NASDAQ Banks*	-0.3	0.8	3.4	6.9	9.0
SNL Thrifts*	-1.4	2.6	2.4	11.1	12.4
SNL Finance REIT*	-2.5	7.9	-0.7	15.2	8.2

Sources: Lipper Analytical Services, Inc. and Wellington Management Company, LLP
* Principal Only

Periods greater than one year are annualized

The Fund was positioned cautiously over the past twelve months in the face of a number of economic headwinds for financial services companies. We have been concerned for some time over subprime lending, the yield curve players, the bond market's apparent underpricing of risk, and the problems we believe to be lurking under the surface in a world awash in liquidity. The US housing market, a major driver of the US economy, started to show signs of wear last year with slowing sales and rising inventories. Toward the end of 2006, the subprime lending area finally started to crack and has proceeded to unravel quite rapidly. Delinquencies are rising, in particular among borrowers with weak credit scores, and loan quality is deteriorating. This economic environment was confirmed with a higher number of banks and thrifts reporting a "difficult operating environment" with first quarter 2007 earning releases.

The availability of credit is the single-most important determinant in assessing the US recession risk. A soft-landing scenario hinges on the assumption that the credit crunch in the subprime space will not spill-over in other areas of the market. An added concern is that the Federal Reserve Bank, faced with a tight labor market, appears reluctant to cut rates. We expect the Federal Reserve Bank to be on hold this year, but would look for rate cuts if the housing market deteriorates further.

The Fund's largest holding at the end of 2006, First Republic Bank (+44%), was also its strongest contributor to absolute performance during the recent period. In January 2007,

the company announced it would be acquired by Merrill Lynch. The Fund also benefited from the announced acquisition of reinsurance organization TransAtlantic Holdings, (+253%) by Banco-Sabadell. Abyara Planejamento (+117%), a REIT active in Sao Paulo, Brazil's metropolitan real estate, was another significant contributor. The Fund's top three detractors, regional bank holding Centennial Bank Holdings (-26%), mortgage bank Peoples Choice Financial (-71%), and subprime lender Accredited Home Lenders Holding (-24%), were all negatively impacted by certain weaker segments of the housing market.

The Fund remains positioned primarily in Banks and Thrifts (44%) and Savings and Loans (20%), which is relatively unchanged in the year over year period. Throughout the course of the year, we increased our exposure to asset managers and investment banking and brokerage companies, while slightly decreasing our exposure to Mortgage REITs. Across sub industries, Regional Banks were the strongest contributors to fund performance over the period, followed by Mortgage REITs. Among our largest additions to the Fund during the period were Commerce Bancorp and Aberdeen Asset Management. We eliminated positions in First Republic Bank and UnionBanCal. The Fund's top holdings at the end of the year include UBS, Commerce Bancorp, First Community Bancorp, and UCBH Holdings.

We remain cautiously pessimistic, especially concerning domestic financials. While we continue to be concerned with the slowing US economy, interest margins, vulnerable credit spreads, and pickup in credit problems in the housing market, the subprime contagion has yet to spread to other parts of the broader financial services space. Across several sub-sectors of Financials, we continue to invest primarily with an eye on the credit cycle. Slowing M&A activity coupled with a flatter yield curve has been detrimental to the performance of most small and mid-cap bank stocks.

We remain focused on well-managed companies with strong balance sheets that can weather a storm. Where appropriate, we will continue to diversify our risks geographically including investments outside of the US. The unfolding growth slowdown in the developed world is the most demanding test Emerging Markets have faced in recent years but our conviction remains high that their economic growth is home-grown and should be relatively immune to weaker developed world demand. As such, we continue to find select attractive opportunities on a relative valuation outside the US, with approximately 19% of the Fund's equity securities in foreign common stocks. This conviction for financial stock valuations outside the US is also reflected in four of the Fund's top ten holdings being non-US securities.

As always, most of our investment convictions arise from the micro level: well-managed companies, priced reasonably that can navigate varied and difficult macro environments. There remains a plethora of opportunities. Our enthusiasm for the long-term prospects remains unabated.

We appreciate your support of the Fund.

Nicholas C. Adams

2

Financial Data (Unaudited)  FIRST FINANCIAL FUND, INC.

	Per Share of Common Stock				Per Share of Common Stock
	Net Asset Value	NYSE Closing Price	Dividends Paid		Net Asset Value	NYSE Closing Price	Dividends Paid
3/31/06	$15.67	$16.51	$0.00	10/31/06	$16.22	$17.78	$0.00
4/30/06	15.83	16.69	$0.00	11/30/06	16.38	17.10	$0.00
5/31/06	15.65	16.49	$0.00	12/31/06	14.97	15.12	$1.63
6/30/06	15.67	15.77	$0.00	1/31/07	15.41	14.80	$0.00
7/31/06	15.72	16.50	$0.00	2/28/07	15.19	14.47	$0.00
8/31/06	15.77	17.16	$0.00	3/31/07	15.15	14.25	$0.00
9/30/06	16.01	17.27	$0.00

The First Financial Fund was ranked #1 in Lipper Closed-End Equity Fund Performance for the 10 years ending:

December 31, 2006
December 31, 2005
December 31, 2004

and 5 years ending: December 31, 2004

by Lipper Inc.

LIPPER and the LIPPER Corporate Marks are proprietary trademarks of Lipper, a Reuters Company. Used by permission.

3

Portfolio of Investments as of March 31, 2007

FIRST FINANCIAL FUND, INC.

Shares	Description	Value (Note 1)
LONG TERM INVESTMENTS-97.0%
DOMESTIC COMMON STOCKS-77.9%
Banks & Thrifts-44.0%
41,000	1st United Bancorp, Inc.†(a)(b)	$553,500
83,490	Alliance Bankshares Corporation†	1,289,920
468,000	AmeriServ Financial, Inc.†(a)	2,232,360
73,900	AmeriServ Financial, Inc.(a)	352,503
251,735	Bancorp, Inc.†	6,545,110
10,200	Bank of Commerce Holdings	119,850
87,500	Bank of Florida Corporation†	1,655,938
34,000	Bank of Marin	1,213,800
40,500	Bank of Oak Ridge†	496,125
83,300	Bank of Virginia†	674,730
483,100	BankAtlantic Bancorp, Inc. Class A	5,294,776
413,800	BankFinancial Corporation	6,732,526
57,000	BCB Bancorp, Inc.	983,250
145,700	Benjamin Franklin Bancorp, Inc.	2,128,677
64,100	Beverly Hills Bancorp, Inc.	487,160
64,300	Beverly National Corporation	1,401,740
181,900	Capital Corporation of the West	4,829,445
180,100	Cardinal Financial Corporation	1,797,398
85,000	Cardinal State Bank†	1,164,500
46,585	Carolina Trust Bank†	808,250
340,815	CCF Holding Company (c)	6,751,545
492,000	Centennial C Corporation (a)	4,255,800
49,700	Centrue Financial Corporation	962,689
8,820	Coastal Banking Company, Inc.†	199,332
330,355	Commerce Bancorp, Inc.	11,027,250
60,000	Community Bank (a)(b)	3,714,600
66,000	Community Bank of Orange, N.A. (a)	270,600
26,000	Community Capital Bancshares, Inc.	292,500
75,800	Connecticut Bank & Trust†	609,432
114,831	Dearborn Bancorp, Inc.†	2,006,098
69,200	Eastern Virginia Bankshares	1,570,840
97,200	FC Holdings, Inc. (a)(b)	972,000
100,000	Federal City National Bank (a)(b)	542,000
16,900	Fidelity Southern Corporation	321,776
39,700	First American International (a)(b)	1,052,050
141,978	First California Financial Group, Inc.†(a)	1,788,923
27,599	First Citizens BancShares, Inc., Class A	5,547,399
167,300	First Community Bancorp	9,459,142
47,000	First Indiana Corporation	1,026,950
219,534	First Regional Bancorp†(a)	6,520,160
234,400	First Security Group, Inc.	2,667,472
66,726	First Southern Bancorp (a)	1,868,328
14,400	First Trust Bank†	298,800
193,261	Florida Capital Group (a)(b)	2,203,175
10,100	FNB Bancorp	307,040
71,468	FNB United Corporation	1,197,089
225,236	Gateway Financial Holdings	3,274,931
137,700	Great Florida Bank Class A†	2,340,900
15,300	Great Florida Bank Class B†	263,925
92,369	Greenville First Bancshares, Inc.†	1,980,391

Shares	Description	Value (Note 1)
Banks & Thrifts - continued
94,300	Halyk Savings Bank of Kazakhstan, GDR†(d)	$2,263,200
228,000	Hampshire First Bank (a)(b)	2,052,000
33,527	Heritage Oaks Bancorp	583,705
39,700	IBERIABANK Corporation	2,209,702
29,800	IBERIABANK Corporation (a)	1,658,668
12,300	ICB Financial (a)(b)	343,170
37,100	Intervest Bancshares Corporation†	1,064,770
1,900	Katahdin Bankshares Corporation (a)(b)	299,250
138,600	LSB Bancshares, Inc.	2,030,490
206,400	MetroCorp Bancshares, Inc.	4,375,680
905,600	National Bancshares, Inc. (a)(b)	2,128,160
39,900	New England Bancshares, Inc. (a)	538,251
59,850	Northrim Bancorp, Inc.	1,768,568
54,208	Parkway Bank†	672,179
130,500	Pennsylvania Commerce Bancorp†	3,716,640
163,590	Pilot Bancshares, Inc. (a)	2,613,350
64,900	PNC Financial Services Group	4,670,853
173,219	Republic First Bancorp, Inc.†	2,231,061
43,211	SCBT Financial Corporation	1,566,831
195,700	Signature Bank†	6,368,078
111,615	Southern Connecticut Bancorp, Inc.†	838,229
302,900	Square 1 Financial, Inc. (a)(b)	4,543,500
97,500	State Bancorp, Inc. (a)(b)	1,730,430
80,151	Sterling Bank	805,918
32,450	SuffolkFirst Bank†	321,255
229,758	Sun Bancorp, Inc.†	4,271,201
21,100	Team Financial, Inc.	319,665
24,344	The Bank Holdings, Inc.†	442,574
79,800	TIB Financial Corporation	1,197,000
71,900	Tidelands Bancshares, Inc. (a)	1,017,385
130,000	Transatlantic Bank (a)(b)	6,826,950
231,000	UMB Financial Corporation	8,722,560
49,665	Valley Commerce Bancorp†	1,030,549
169,299	Wainwright Bank & Trust Company	2,163,641
36,700	Yardville National Bancorp	1,332,577
		194,772,735
Diversified Financial Services-6.0%
28,100	Capital One Financial Corporation	2,120,426
25,000	CMET Financial Holdings, Inc. (a)(b)(d)	544,000
42,400	E*Trade Financial Corporation†	899,728
165,700	Goldleaf Financial Solutions†	1,090,306
276,300	Highland Financial Trust† (a)(b)(d)	4,558,950
60,000	Independence Financial Group, Inc. (a)(b)	600,000
93,615	Mackinac Financial Corporation (a)	866,875
116,000	Nasdaq Stock Market, Inc.†	3,411,560
53,800	National Financial Partners Corporation	2,523,758
455,100	Ocwen Structured Investments, LLC (a)(b)	0
74,631	Peppercoin, Inc. (a)(b)	400,000

See accompanying notes to financial statements. 4

Portfolio of Investments as of March 31, 2007

FIRST FINANCIAL FUND, INC.

Shares	Description	Value (Note 1)
Diversified Financial Services - continued
265,000	Resource Capital Corporation†(a)(d)	$4,277,100
205,600	Star Asia Financial, Ltd.†(a)(b)(d)	2,056,000
117,200	Technology Investment Capital Corporation	1,981,852
4,666,667	Terra Nova Financial Group (a)	1,073,333
		26,403,888
Insurance-5.5%
62,700	American International Group, Inc.	4,214,694
350,000	AmTrust Financial Services, Inc. (d)	3,696,000
48,700	Assurant, Inc.	2,611,781
90,700	Conseco, Inc.†	1,569,110
66,600	ProAssurance Corporation†	3,406,590
475,233	UCBH Holdings, Inc.	8,848,838
		24,347,013
Mortgages & REITS-2.4%
458,300	Cypress Sharpridge†(a)(b)(d)	4,697,575
55,000	Embarcadero Bank (a)(b)	550,000
155,504	Newcastle Investment Holdings Corporation; REIT†(a)(b)	1,016,996
59,200	RAIT Financial Trust; REIT	1,654,048
87,900	Verde Realty (a)(b)	2,900,700
		10,819,319
Savings & Loans-20.0%
116,000	Abington Community Bancorp, Inc.	2,303,760
75,500	American Bancorp of NJ	868,250
40,200	Appalachian Bancshares, Inc.†	799,980
174,900	Bankunited Financial Corporation, Class A	3,709,629
124,326	Berkshire Hills Bancorp, Inc.	4,183,570
129,280	Broadway Financial Corporation (c)	1,360,026
60,100	Carver Bancorp, Inc.	1,006,675
81,700	Central Federal Corporation	563,730
324,800	CFS Bancorp, Inc.	4,868,752
24,400	Charter Financial Corporation	1,171,200
34,500	Citizens Community Bank†	500,595
150,400	Citizens First Bancorp, Inc.	3,426,112
106,600	Downey Financial Corporation	6,879,964
26,900	ECB Bancorp, Inc.	887,700
32,500	Fidelity Federal Bancorp	747,500
25,638	First Community Bank Corporation of America†	474,303
79,400	Firstfed Financial Corporation†	4,512,302
43,400	Georgetown Bancorp, Inc.†	355,880
93,045	Great Lakes Bancorp, Inc.†	1,116,540
222,900	Hampden Bancorp, Inc.†	2,674,800
3,630	HF Financial Corporation	66,248
128,000	Home Federal Bancorp, Inc.	1,987,840
93,100	Jefferson Bancshares, Inc.	1,189,818
81,700	Legacy Bancorp, Inc.	1,266,350
66,000	Liberty Bancorp, Inc.	728,640
105,212	LSB Corporation	1,730,737

Shares	Description	Value (Note 1)
Savings & Loans - continued
310,300	MidCountry Financial Corporation (a)(b)	$4,654,500
74,500	Newport Bancorp, Inc.†	1,024,375
67,100	Old Line Bancshares, Inc.	728,035
29,500	Oritani Financial Corporation†	442,500
110,400	Osage Bancshares, Inc.	1,021,200
163,300	Pacific Premier Bancorp, Inc.†	1,763,640
417,200	People's Choice Financial Corporation†(a)(b)(d)	625,800
165,930	Perpetual Federal Savings Bank (c)	4,256,105
17,500	Privee LLC (a)(b)	2,500,050
75,100	Provident Financial Holdings, Inc.	2,066,752
40,650	Redwood Financial, Inc.†(c)	711,375
90,000	River Valley Bancorp (c)	1,606,500
104,900	Rome Bancorp, Inc.	1,285,025
6,300	Royal Financial, Inc.†	102,375
289,600	SI Financial Group, Inc.	3,721,360
81,400	Southcoast Financial Corporation†	1,816,848
100,000	Sterling Eagle (a)(b)	618,000
110,500	Third Century Bancorp (c)	1,303,900
162,900	United Financial Bancorp, Inc.	2,417,436
341,100	Viewpoint Financial Group	5,918,085
36,900	Westfield Financial	395,568
		88,360,330
	Total Domestic Common Stocks (cost $290,383,930)	344,703,285
FOREIGN COMMON STOCKS-19.0%
Bermuda-3.3%
25,800	Allied World Assurance Holdings, Ltd.	1,102,950
66,600	Arch Capital Group, Ltd.†	4,542,786
44,400	Aspen Insurance Holdings, Ltd.	1,163,724
112,000	CRM Holdings, Ltd.†	974,400
98,000	Max Re Capital, Ltd.	2,497,040
74,400	Platinum Underwriters Holdings, Ltd.	2,386,752
3,700	White Mountains Insurance Group, Ltd.	2,096,050
		14,763,702
Brazil-1.2%
558,900	Abyara Planejamento Imobilia†	5,326,760
Canada-1.8%
308,248	Canadian Western Bank	6,789,392
47,200	Laurentian Bank of Canada	1,366,515
		8,155,907
Cayman Islands-0.3%
22,200	Ace, Ltd.	1,266,732

See accompanying notes to financial statements. 5

Portfolio of Investments as of March 31, 2007

FIRST FINANCIAL FUND, INC.

Shares	Description	Value (Note 1)
France-0.5%
52,151	Credit Agricole S.A.	$2,026,393
Germany-2.1%
47,516	Commerzbank AG	2,094,871
531,000	European Capital Beteiligung (a)(b)	7,011,859
		9,106,730
Netherlands-1.0%
107,696	ING Groep N.V.	4,537,329
Switzerland-4.4%
32,219	Credit Suisse Group	2,301,357
8,447	Valiant Holding†	1,146,517
22,390	Augsburg Re AG (a)(b)(d)	0
44,125	Augsburg Re AG Convertible Debt (a)(b)(d)	24,232
270,500	UBS AG	16,075,815
		19,547,921
Turkey-1.4%
536,553	Asya Katilim Bankasi A.S.†	3,074,304
246,347	Turkiye Garanti Bankasi A.S.	1,109,671
203,812	Turkiye Is Bankasi	984,173
185,163	Turkiye Vakiflar Bankasi T.A.O.	464,409
176,766	Turkiye Vakiflar Bankasi T.A.O.†	397,485
		6,030,042
United Kingdom-3.0%
94,133	Amvescap, PLC	1,033,915
558,827	New Star Asset Management Group, Ltd.	4,987,052
1,683,984	Aberdeen Asset Management, PLC	7,183,768
		13,204,735
	Total Foreign Common Stocks (cost $68,317,194)	83,966,251
Warrants-0.1%
195,000	Dime Bancorp, Inc., Warrant, Expires 12/26/50†	33,150
26,500	Resource Capital Corporation, Warrant, Expires 12/31/09 (a)(b)(d)	34,797
2,333,333	Terra Nova Financial Group, Warrant, Expires 3/20/11 (a)(b)	214,900
	Total Warrants (cost $0)	282,847
	Total Long Term Investments (cost $358,701,124)	428,952,383

Par Value	Description	Value (Note 1)
SHORT TERM INVESTMENTS-4.2%
Repurchase Agreement-4.2%
$18,700,000	Deutsche Triparty Mortgage Repo, 5.380% dated 3/30/2007, to be repurchased at $18,708,384 on 04/02/2007, collateralized by U.S. Government Agency Securities with an aggregate market value plus interest of $19,074,000, a rate of 5.000% and maturities from 12/01/2018-09/01/2035. (Cost $18,700,000)	$18,700,000
Total Investments-101.2%
	(cost $377,401,124)	447,652,383
	Other Assets and Liabilities-(1.2%)	(5,289,774)
	Net Assets-100%	$442,362,609

†  Non-income producing security.

(a)  Private Placement restricted as to resale and does not have a readily available market.

(b)  Indicates a fair valued security. Total market value for fair valued securities is $59,969,144 representing 13.56% of the total net assets.

(c)  Affiliated Company. See Note 9 to Financial Statements.

(d)  Security exempt from registration pursuant to Rule 144A under the Securiites Act of 1933, as amended.

GDR-Global Depository Receipt

REIT-Real Estate Investment Trust

Investments as a % of Net Assets (Unaudited)

See accompanying notes to financial statements. 6

Statement of Assets and Liabilities  FIRST FINANCIAL FUND, INC.

Assets:	March 31, 2007
Investments:
Investments, at value of Unaffiliated Securities (Cost $373,190,554) (Note 1)	$431,662,932
Investments, at value of Affiliated Securities (Cost $4,210,570) (Note 1 and Note 9)	15,989,451
Total Investments, at value	447,652,383
Cash	69,635
Receivable for investments sold	3,100,776
Dividends and interest receivable	276,959
Prepaid expenses and other assets	174,666
Total Assets	451,274,419
Liabilities:
Payable for investments purchased	7,495,121
Investment advisory fees payable (Note 2)	1,054,873
Administration, co-administration and custodian fees payable (Note 2)	109,592
Interest due on loan payable to bank (Note 7)	103,745
Legal and audit fees payable	74,460
Directors' fees and expenses payable (Note 2)	31,585
Accrued expenses and other payables	42,434
Total Liabilities	8,911,810
Net assets	$442,362,609
Net assets consists of:
Distributions in excess of net investment income	$(1,200)
Accumulated net realized gain on investments sold	26,161,668
Unrealized appreciation of investments	70,241,110
Par value of Common Stock (Note 4)	29,201
Paid-in Capital in excess of par value of Common Stock	345,931,830
Total Net Assets	$442,362,609
Net Asset Value, $442,362,609/29,200,589 shares outstanding	$15.15

See accompanying notes to financial statements. 7

FIRST FINANCIAL FUND, INC.

Statement of Operations

Net Investment Income	For the Year Ended March 31, 2007
Investment Income:
Dividends from Unaffiliated Securities (net of foreign withholding taxes of $56,851)	$5,899,440
Dividends from Affiliated Securities	564,971
Interest	1,375,932
Total Investment Income:	7,840,343
Expenses:
Investment advisory fee (Note 2)	3,928,198
Administration, co-administration and custodian fees (Note 2)	1,091,446
Legal and audit fees	205,839
Directors fees and expenses (Note 2)	124,024
Interest on outstanding loan payable (Note 7)	114,328
Insurance expenses	80,532
Printing fees	14,104
Other	72,886
Total Expenses	5,631,357
Net Investment Income	2,208,986
Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Securities	49,278,861
Foreign currency related transactions	(80,044)
49,198,817
Net change in unrealized appreciation/ (depreciation) of:
Securities	(20,029,576)
Foreign currency related transactions	4,479
(20,025,097)
Net Realized and Unrealized Gain On Investments	29,173,720
Net Increase in Net Assets Resulting From Operations	$31,382,706

FIRST FINANCIAL FUND, INC.

Statement of Changes in Net Assets

Increase/(Decrease) in Net Assets	Year Ended March 31, 2007	Year Ended March 31, 2006
Operations:
Net investment income	$2,208,986	$6,384,537
Net realized gain on investments sold during the year	49,198,817	58,998,494
Net change in unrealized appreciation of investments during the year	(20,025,097)	(3,459,059)
Net increase in net assets resulting from operations	31,382,706	61,923,972
Dividends paid from net investment income	(5,612,379)	(4,612,377)
Distributions paid from net realized capital gains to stockholders	(40,128,513)	(90,402,586)
Net asset value of shares issued in connection with the reinvestment of dividends from net investment income and distributions from net realized gains (1,138,692 and 4,998,925 shares issued, respectively)	17,046,183	74,134,047
Net increase in net assets for the year	2,687,997	41,043,056
Net Assets:
Beginning of year	439,674,612	398,631,556
End of year (including undistributed net investment income (distributions in excess of) of $(1,200) and $2,797,722, respectively)	$442,362,609	$439,674,612

See accompanying notes to financial statements. 8

Financial Highlights  FIRST FINANCIAL FUND, INC.

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.

	Year Ended March 31,
	2007	2006	2005	2004	2003
OPERATING PERFORMANCE:
Net asset value, beginning of year	$15.67	$17.28	$19.24	$14.40	$15.46
Net investment income	0.08	0.15	0.38	0.15	0.16
Net realized and unrealized gain on investments	1.03	2.36	2.74	7.36	1.72
Total from investment operations	1.11	2.51	3.12	7.51	1.88
DISTRIBUTIONS:
Dividends paid from net investment income to stockholders	(0.20)	(0.20)	(0.38)	(0.16)	(0.17)
Distributions paid from net realized capital gains	(1.43)	(3.92)	(4.72)	(2.59)	(2.80)
Total distributions	(1.63)	(4.12)	(5.10)	(2.75)	(2.97)
Accretive Impact of Capital Share Transactions	—	—	0.02	—	—
Net Increase resulting from Fund Share repurchase	—	—	—	0.08	0.03
Net asset value, end of year (a)	$15.15	$15.67	$17.28	$19.24	$14.40
Market price per share, end of year (a)	$14.25	$16.51	$18.02	$18.30	$13.97
TOTAL INVESTMENT RETURN BASED ON MARKET VALUE (b)	(4.28)%	17.07%	24.41%	51.96%	8.24%
RATIOS AND SUPPLEMENTAL DATA:
Ratio of operating expense to average net assets	1.26%	1.01%	1.03%	1.09%	1.27%
Ratio of operating expenses including interest expense to average net assets	1.28%	1.02%	1.06%	1.10%	1.29%
Ratio of net investment income to average net assets	0.50%	1.54%	1.94%	0.86%	0.99%
Portfolio turnover rate	55%	70%	79%	87%	74%
Net assets, end of the year (in 000's)	$442,363	$439,675	$398,632	$438,573	$339,389
Number of shares outstanding at the end of year (in 000's)	29,201	28,062	23,063	22,791	23,576

(a) NAV and Market Value are published in The Wall Street Journal each Monday.

(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed for purposes of calculation to be reinvested at prices obtained under the dividend reinvestment plan. The calculation does not reflect brokerage commissions.

See accompanying notes to financial statements. 9

Notes to Financial Statements  FIRST FINANCIAL FUND, INC.

Note 1. Significant Accounting Policies

First Financial Fund, Inc. (the "Fund") was incorporated in Maryland on March 3, 1986, as a closed-end, diversified management investment company. The Fund's primary investment objective is to achieve long-term capital appreciation with the secondary objective of current income by investing, under normal conditions, at least 65% of its assets in financial services companies, except for temporary or defensive purposes. In addition, pursuant to a non-fundamental investment policy adopted by the Fund, under normal conditions it invests at least 80% of its assets in securities issued by financial service companies. The 80% non-fundamental policy may be changed upon 60-days advance notice to stockholders. "Financial service companies" include savings and banking institutions, mortgage banking institutions, real estate investment trusts, consumer finance companies, credit collection and related service companies, insurance companies, security and commodity brokerage companies, investment advisory firms and financial conglomerates, and holding companies of any of these companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles in the United States of America, which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Securities Valuation: Securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued at the last quoted sales price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). Where market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the adviser, does not represent fair value ("Fair Value Securities"), securities are valued at fair value by a Pricing Committee appointed by the Board of Directors, in consultation with the adviser. In such circumstances, the adviser makes an initial written recommendation to the Pricing Committee regarding valuation methodology for each Fair Value Security. Thereafter, the adviser conducts periodic reviews of each Fair Value Security to consider whether the respective methodology and its application is appropriate and recommends methodology changes when appropriate. Prior to implementation, the Pricing Committee reviews and makes a determination regarding each initial methodology recommendation and any subsequent methodology changes. All methodology recommendations and any changes are reviewed by the entire Board of Directors on a quarterly basis.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

Repurchase Agreements: The Fund may enter into repurchase agreement transactions with United States financial institutions. It is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. The value of the collateral at the time of the execution must be at least equal to 102% of the total amount of the repurchase obligations, including interest. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into US dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in gains and losses on investment securities sold.

10

Notes to Financial Statements  FIRST FINANCIAL FUND, INC.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the portfolios. Interest income including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis, using the effective interest method.

Dividend income from investments in real estate investment trusts ("REITs") is recorded at management's estimate of the income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amounts of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts.

Federal Income Taxes: The Fund intends to qualify as a registered investment company ("RIC") by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs and intends to distribute substantially all of its taxable net investment income to its stockholders. Therefore, no Federal income tax provision is required.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences and (2) the attribution of expenses against certain components of taxable investment income. The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

Dividends and Distributions to Stockholders: The Fund expects to declare and pay dividends from net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences related to income and gains are reclassified to paid-in-capital when they arise.

Note 2. Agreements

Wellington Management Company, LLP serves as the investment adviser (the "Investment Adviser") and makes investment decisions on behalf of the Fund. As of July 24, 2006, the Fund pays the Investment Adviser a quarterly fee at the following annualized rates: 1.125% of the Fund's average month-end net assets ("Net Assets") up to and including $150 million; 1.000% on Net Assets on the next $150 million; and 0.875% on Net Assets in excess of $300 million. Prior to July 24, 2006, the Fund paid the Investment Adviser a quarterly fee at the following annualized rates: 0.75% of the Fund's average month-end net assets up to and including $50 million, and 0.625% of such assets in excess of $50 million.

Fund Administrative Services, LLC ("FAS"), serves as the Fund's Co-Administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund which include: providing the Fund's principal offices and executive officers, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting stockholder relations, authorizing expenses, and other administrative tasks. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund's average monthly net assets up to $250 million; 0.18% of the Fund's average monthly net assets on the next $150 million; and 0.15% of the value of the Fund's average monthly net assets over $400 million. The equity owners of FAS are Evergreen Atlantic, LLC, a Colorado limited liability company ("EALLC") and the Lola Brown Trust No. 1B (the "Lola Trust"). The Lola Trust is a stockholder of the Fund, and the Lola Trust and EALLC are considered to be "affiliated persons" of the Fund as that term is defined in the Investment Company Act of 1940, as amended, (the "1940 Act").

The Fund pays each Director who is not a director, officer or employee of the Investment Adviser or FAS a fee of $8,000 per annum, plus $4,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Investors Bank & Trust Company ("Investors Bank") serves as the Fund's Co-Administrator and Custodian. As compensation for its services, Investors Bank receives certain out-of-pocket expenses, transaction fees and

11

Notes to Financial Statements  FIRST FINANCIAL FUND, INC.

asset-based fees, which are accrued daily and paid monthly. The Fund pays Investors Bank an annualized fee of 0.058% of the Fund's average monthly net assets for the first $300 million and 0.04% for average monthly net assets over $300 million, in addition to any out-of-pocket and transaction fees.

EquiServe Trust Company, N.A. ("EquiServe"), a wholly owned subsidiary of Computershare, serves as the Fund's Common Stock servicing agent ("Transfer Agent"), dividend-paying agent and registrar, and as compensation for EquiServe's services as such, the Fund pays EquiServe a monthly fee plus certain out-of-pocket expenses.

Note 3. Purchases and Sales of Securities

Cost of purchases and proceeds from sales of securities for the year ended March 31, 2007 excluding short-term investments, aggregated $243,218,916 and $271,083,763, respectively.

As of March 31, 2007, based on cost of $377,500,246 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $86,540,683 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $16,388,546.

Note 4. Capital

As of March 31, 2007, 50,000,000 of $0.001 par value Common Stock were authorized and 29,200,589 shares were issued and outstanding.

Note 5. Share Repurchase Program

In accordance with Section 23 (c) of the 1940 Act, the Fund may, from time to time, repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the years ended March 31, 2007 and 2006, the Fund did not repurchase any of its own shares.

Note 6. Significant Stockholders

As of March 31, 2007, the Lola Trust and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 10,204,417 shares of Common Stock of the Fund, representing 34.95% of the total Fund shares outstanding.

Note 7. Borrowings

A loan and pledge agreement (the "Agreement") between the Fund and the Custodial Trust Company of Bear Stearns was reached, in which the Fund may borrow from the Custodial Trust Company an aggregate amount of up to the lesser of $50,000,000 or the maximum the Fund is permitted to borrow under the 1940 Act. For the year ended March 31, 2007, the Fund had an outstanding loan for 65 days, with an average balance of $10,000,000, at an average rate of 6.33% and incurred $114,328 of interest expense. For the year ended March 31, 2006, the Fund had an outstanding loan for 73 days, with an average balance of $5,000,000, at an average rate of 4.53% and incurred $45,934 of interest expense.

Note 8. Distributions and Tax Information

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during the year ending March 31, 2007 and March 31, 2006 is as follows:

	Year Ended March 2007	Year Ended March 2006
Distributions paid from:
Ordinary Income	$12,627,853	$24,676,216
Long-term capital gain	33,113,039	70,338,747
	$45,740,892	$95,014,963

As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$4,559,197
Unrealized Long-term capital gain	21,701,593
Unrealized Appreciation	70,141,988
$96,402,778

The Fund had other losses and temporary differences of $(1,200).

Net investment income and realized gain and loss for federal income tax purposes differ from that reported in the financial statements because of permanent and temporary book differences. These differences are primarily related to wash sales (temporary), nontaxable distributions received from REITs (temporary), and foreign exchange gain/loss reclasses (permanent) only. Permanent book and tax differences of ($604,471) were reclassified from undistributed net investment income to accumulated gain at March 31, 2007 for First Financial Fund, Inc. The reclassification had no impact to net asset value.

12

Notes to Financial Statements  FIRST FINANCIAL FUND, INC.

Note 9. Transactions With Affiliated Companies

Transactions during the period with companies in which the Fund owned at least 5% of the voting securities were as follows:

Name of Affiliate	Beginning Share Balance	Ending Share Balance	Dividend Income	Market Value
Broadway Financial Corporation	129,280	129,280	25,856	1,360,026
CCF Holding Company	227,210	340,815	69,867	6,751,545
Perpetual Federal Savings Bank	165,930	165,930	165,932	4,256,105
Redwood Financial, Inc.	40,650	40,650	—	711,375
River Valley Bancorp	90,000	90,000	71,100	1,606,500
Third Century Bancorp	110,500	110,500	238,680	1,303,900

Note 10. Recently Issued Accounting Pronouncement

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund's financial statement disclosures.

In February 2007, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities — including an amendment of FASB Statement No. 115." SFAS No. 159 permits entities to elect to measure certain financial assets and liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected will be reported in earnings at each subsequent reporting date. SFAS No. 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 159 will have on the Fund's financial statements.

Note 11. Significant Events

At a board meeting held on July 24, 2006, the Audit Committee selected and the Board ratified Deloitte & Touche LLP as the Fund's independent registered public accounting firm to replace KPMG LLP (KPMG).

The reports of the financial statements audited by KPMG for the Fund for the past 3 years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

13

Report of Independent Registered Public Accounting Firm  FIRST FINANCIAL FUND, INC.

The Board of Directors and Stockholders
First Financial Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the First Financial Fund, Inc. (the "Fund") including the portfolio of investments as of March 31, 2007, and the related statements of operations and the statement of changes in net assets for the year then ended, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the Fund for the year ended March 31, 2006 and the financial highlights for the four year period ended March 31, 2006, were audited by other auditors whose report, dated May 22, 2006, expressed an unqualified opinion on the statement of changes in net assets and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

May 24, 2007

14

Additional Information (Unaudited)  FIRST FINANCIAL FUND, INC.

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) on the Fund's website located at http://www.firstfinancialfund.com; (2) on the SEC's website at http://www.sec.gov; or (3) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to portfolio securities held by the Fund are available on the Fund's website located at http://www.firstfinancialfund.com. Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

Senior Officer Code of Ethics. The Fund files a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer or controller, or persons performing similar functions (the "Senior Officer Code of Ethics"), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund's Senior Officer Code of Ethics is available on the Fund's website located at http://www.firstfinancialfund.com.

Privacy Statement. Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the First Financial Fund, Inc. (the "Fund") have established the following policy regarding information about the Fund's stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, "Personal Information")) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund's business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

15

Additional Information (Unaudited)  FIRST FINANCIAL FUND, INC.

Tax Information. For the calendar year ended December 31, 2006, the Fund made one dividend distribution on December 27, 2006 of $1.63 per share. The distribution consisted of $1.18 of long-term capital gains, $0.25 of short-term capital gains, and $0.20 per share of net investment income. Of the $0.20 per share of net investment income 41.48%, or $.08 per share, qualify for the D.R.D. and 50.41% qualifies for the 15% Qualified Dividend Income ("QDI") tax rate.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended March 31, 2007, 41.48% qualify for the dividend received deduction available to stockholders.

The amount of long-term capital gains paid for the fiscal year ended March 31, 2007 were $33,113,039.

For the fiscal year ended March 31, 2007, 50.41% of the taxable investment income qualifies for the 15% dividend tax rate.

Dividend Reinvestment Plan Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (the "shares") pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"). Shareholders who do not participate in the Plan will normally receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent, unless the Fund declares a distribution payable in shares, absent a shareholder's specific election to receive cash.

Equiserve Trust Company, N.A. (the "Plan Agent") serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in shares valued at the market price determined as of the time of purchase (generally, following the payment date of a dividend or distribution); or if (2) the market price of shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued shares at the higher of net asset value or 95% of the market price. If the Fund declares a dividend or other distributions payable only in cash and the net asset value exceeds the market price of shares on the valuation date, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares on the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the Plan Agent will halt open-market purchases of the Fund's shares for this purpose, and will request that the Fund pay the remainder, if any, in the form of newly-issued shares. The Fund will not issue shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchase in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 Days' written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent or by telephone in accordance with specific procedures and will receive certificates for whole shares and cash for fractional shares.

All correspondence concerning the Plan should be directed to the Plan Agent, Equiserve Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011.

16

Management of the Fund (Unaudited)  FIRST FINANCIAL FUND, INC.

Information About Directors and Officers

Set forth in the following table is information about the Directors of the Fund, together with their address, age, position with the Fund, term in office, length of time served and principal occupation during the last five years.

Name, Address*, Age	Position, Length of Term Served, and Term of Office	Principal Occupation(s) and Other Directorships held During the Past Five Years	Number of Funds in Fund Complex Overseen by Director
Independent Directors

Richard I. Barr Age: 69	Director of the Fund since 2001. Current term expires at the 2007 Annual Meeting.	Retired. Manager, Advantage Sales and Marketing, Inc. (food and beverage), 1963-2001; Director, Boulder Total Return Fund, Inc., since 1999 and Chairman of the Board since 2003; Director, Boulder Growth & Income Fund, Inc., since 2002.	3

Dr. Dean L. Jacobson Age: 68	Director of the Fund since 2003. Current term expires at the 2007 Annual Meeting.	Founder and President of Forensic Engineering, Inc. (engineering investigations); Professor Emeritus at Arizona State University, since 1997; Professor of Engineering at Arizona State University, prior to 1997; Director, Boulder Total Return Fund, Inc., since 2004; Director, Boulder Growth & Income Fund, Inc., since 2006.	3

Joel W. Looney Age: 45	Director of the Fund and Chairman of the Board of the Fund since 2003. Current term expires at the 2007 Annual Meeting.	Partner, Financial Management Group, LLC (investment adviser), since 1999; CFO, Bethany College, 1995–1999; Director, Boulder Total Return Fund, Inc., since 2001; Director, Boulder Growth & Income Fund, Inc., since 2002 and Chairman of the Board since 2004.	3

Interested Directors**

Susan L. Ciciora Age: 42	Director of the Fund since 2003. Current term expires at the 2007 Annual Meeting.	Trustee of the Lola Brown Trust No. 1B and the Ernest Horejsi Trust No. 1B; Director, Horejsi Charitable Foundation, Inc. (private charitable foundation), since 1997; Director, Boulder Growth & Income Fund, Inc, since 2006; Director, Boulder Total Return Fund, Inc., since 2001.	3

John S. Horejsi Age: 39	Director of the Fund since 2006. Current term expires at the 2007 Annual Meeting.	Director of Horejsi Charitable Foundation, Inc. (a private charitable foundation), since 1997; Director, Boulder Growth & Income Fund, Inc., since 2004; Director, Boulder Total Return Fund, Inc., since 2006.	3

*  Unless otherwise specified, the Directors' respective addresses are c/o First Financial Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

**  Ms. Ciciora and Mr. Horejsi are "interested persons" as a result of the extent of their beneficial ownership of Fund shares and by virtue of their indirect beneficial ownership of FAS.

17

Management of the Fund (Unaudited)  FIRST FINANCIAL FUND, INC.

OFFICERS

Name, Address, Age	Position, Length of Term Served, and Term of Office	Principal Occupation(s) and Other Directorships held During the Past Five Years
Stephen C. Miller 2344 Spruce Street, Suite A Boulder, CO 80302 Age: 54	President of the Fund since 2003 and Director and Chairman from August 2003 through October 2004. Appointed annually.	President of and General Counsel for Boulder Investment Advisers, LLC ("BIA"), since 1999; Manager, FAS, since 1999; Vice President, Stewart Investment Advisers ("SIA"), since 1999; President, Boulder Total Return Fund, Inc., since 1999; President, Boulder Growth & Income Fund, Inc., since 2002; President and General Counsel, Horejsi, Inc. (liquidated in 1999); General Counsel, Brown Welding Supply, LLC (sold in 1999); Of Counsel, Krassa & Miller, LLC, since 1991.

Carl D. Johns 2344 Spruce Street, Suite A Boulder, CO 80302 Age: 44	Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer since 2003. Appointed annually.	Vice President and Treasurer of BIA and Assistant Manager of FAS, since 1999; Chief Financial Officer , Chief Accounting Officer, Vice President and Treasurer, Boulder Total Return Fund, Inc., since 1999 and Boulder Growth & Income Fund, Inc., since 2002.

Stephanie J. Kelley 2344 Spruce Street, Suite A Boulder, CO 80302 Age: 50	Secretary since 2003. Appointed annually.	Secretary, Boulder Total Return Fund, Inc., since 2000; Secretary, Boulder Growth & Income Fund, Inc., since 2002; Assistant Secretary and Assistant Treasurer of various other entities associated with the Horejsi family; employee of FAS, since 1999.

Nicole L. Murphey 2344 Spruce Street, Suite A Boulder, CO 80302 Age: 30	Assistant Secretary since 2003. Appointed annually.	Assistant Secretary, Boulder Total Return Fund, Inc., since 2000; Assistant Secretary, Boulder Growth & Income Fund, Inc., since 2002; employee of FAS, since 1999.

The Fund's president has certified to the New York Stock Exchange that, as of March 31, 2007, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the Securities and Exchange Commission on Form N-CSR contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by rule 30a-2(3) under the Investment Company Act.

18

Directors

Richard I. Barr
Susan L. Ciciora
John S. Horejsi
Dean L. Jacobson
Joel W. Looney

Investment Adviser

Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Administrator

Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Custodian

Investors Bank &Trust
200 Clarendon Street
Boston, MA 02116

Transfer Agent

EquiServe Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
555 17th Street, Suite 3600
Denver, CO 80202

Legal Counsel

Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, CA 90071-2228

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

First Financial Fund, Inc.
2344 Spruce Street, Suite A
Boulder, CO 80302

If you have questions regarding shares held in a brokerage account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent and Shareholder Servicing Agent - EquiServe Trust Company, N.A. at

P.O. Box 43011
Providence, RI 02940-3011
(800) 451-6788

www.firstfinancialfund.com

The Fund's CUSIP number is:

320228109

www.firstfinancialfund.com

A N N U A L
R E P O R T

March 31, 2007

Item 2. Code of Ethics.

As of March 31, 2007, the Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. For the year ended March 31, 2007, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this N-CSR under Item 12(a).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Joel W. Looney is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

(a)          Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $25,200 and $26,500 for the fiscal years ended March 31, 2006 and March 31, 2007, respectively.

(b)         Audit-Related Fees – There were no fees billed for the fiscal years ended March 31, 2006 and March 31, 2007, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under (a) of this Item.

(c)          Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations were $6,000 and $6,250 for the fiscal years ended March 31, 2006 and March 31, 2007, respectively.

(d)         All Other Fees – There were no other fees billed for the fiscal years ended March 31, 2006 and March 31, 2007 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)          (1)     The Registrant’s audit committee pre-approves all audit and non-audit services to performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)     There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended March 31, 2007 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)         Not applicable.

(h)         Not applicable.

Item 5. Audit Committee of Listed Registrants.

As of the end of the period covered by this report, the following registrants have been designated as the Fund’s audit committee: Dr. Dean L. Jacobson, Richard I. Barr, and Joel W. Looney.

Item 6. Schedule of Investments.

The Funds’ full schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Boulder First Financial Fund, Inc.

Proxy Voting Procedures

The Board of Directors of the First Financial Fund, Inc. (the “Fund”) hereby adopt the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Fund (collectively, the “Voting Policies”).

1.                     Policy.   It is the policy each of the Board of Directors of the Fund (the “Board”) to delegate responsibility for voting proxies relating to portfolio securities held by the Funds to an authorized officer of the Fund, subject to the Board’s continuing oversight.(1)  Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940.

2.                     Fiduciary Duty.   The right to vote a proxy with respect to portfolio securities held by the Funds is a significant asset of the Fund. The Board and other authorized persons exercising this voting responsibility do so as a fiduciary, and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders, and with the goal of maximizing the value of the Funds and the shareholders’ investments. Although typically an investment company’s adviser votes proxies, for reasons disclosed to and discussed by the Board (e.g., the possibility of aggregating securities of issuers regulated by the Office of Thrift Supervision with like securities of other clients of Wellington Management), the Board has instead delegated its proxy voting responsibility to a Proxy Committee (defined below) made up of Board members and has authorized officers of the Fund to vote proxies that are considered routine (e.g., approval of auditors and uncontested director elections).

3.                     Procedures.   The following are the procedures adopted by the Board for the administration of this policy:

a.             Review of Proxy Voting Procedures.   Management, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guideline for voting proxies at least annually (the “Voting Guidelines”), and must notify the Board promptly of any material changes. In accordance with the foregoing, Management has developed the Voting Guidelines which are attached hereto as Exhibit A.

b.             Voting of Routine and Certain Non-Routine Proxies. An authorized Officer of the Fund will vote all routine proxy items for the Fund in accordance with the Voting Guidelines and certain non-routine proxy items including share buybacks and share issuance.

Voting of Other Non-Routine Proxies.  With respect to non-routine proxy issues (“Non-Routine Proxies”) other than those mentioned in 3(b) above, Stephen C. Miller or his successor (i.e., President of the Fund) and at least one independent director (the “Proxy Committee”), after conducting such necessary due diligence as the Proxy Committee deems appropriate, will make a determination of how to vote, and direct an authorized Officer of the Fund to cause such vote to be cast.

c.             Seeking Advice from the Fund’s Adviser.   To the extent permitted by law, and to the extent assistance will not adversely affect the ability of Wellington Management (“Wellington”) to invest in financial services

(1)  This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

company securities for other clients, the Proxy Committee may seek, and Wellington has agreed to provide the Proxy Committee with, notice of any special issues that might not be covered by the Voting Guidelines and use its best efforts to keep the Board and Management informed when Non-Routine matters arise or are anticipated. In addition, Wellington has agreed to assist in any discussions to review relevant issues related to the voting of a particular proxy, but shall not recommend how the Fund should vote.

d.             Voting Record Reporting.   To the extent any Non-Routine Proxies are voted, the Proxy Committee will present a summary of such actions for the Board at the next regular quarterly meeting. No less than annually, Management shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year. With respect to those proxies the Proxy Committee has identified as involving a conflict of interest(2), the Proxy Committee shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

4.                     Revocation.   The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time. This disclosure shall be included in any registration statement filed on behalf of the Funds after July 1, 2003.

5.                     Annual Filing.   The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. The Fund must file the complete proxy voting record on an annual basis on this form. Form N-PX must contain complete proxy voting records for the 12 month period stated above, and must be signed on behalf of the Fund by the principal executive officers. This form must provide the following information:

1.      Name of the issuer of the portfolio security

2.      Exchange ticker symbol

3.      CUSIP #

4.      Shareholder meeting date

5.      Brief indication of the matter voted on

6.      Whether matter was proposed by the issuer or by a security holder

7.      Whether the Fund cast its vote on the matter

8.      How the Fund cast its vote

9.      Whether the Fund cast its vote for or against management

6.                     Disclosures.

a.             The Fund shall include in any future registration statement:

i.      A description of the Voting Policies and the Voting Guidelines(3); and

ii.     A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(4)

7.                     Recordkeeping Requirements. SEC Rule 204-2, as amended, requires advisers to retain:

1.      Proxy voting policies and procedures

2.      Proxy statements received regarding client securities

3.      Records of votes cast on behalf of clients

4.      Records of written client requests

5.      Any documents prepared by the adviser material to making a decision how to vote, or that memorialized the basis for the decision.

(2) As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or affiliated persons of the adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Funds which compromises the Adviser’s independence of judgment and action with respect to the voting of the proxy.

(3) This disclosure shall be included in the registration statement next filed on behalf of the Funds after July 1, 2003.

(4) This disclosure shall be included in the registration statement next filed on behalf of the Funds after August 31, 2004.

8.                     Review of Policy.   At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

EXHIBIT  A – VOTING GUIDLINES

The Fund’s proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

Category	Guideline	Voting
BOARD OF DIRECTOR ISSUES

The board of directors’ primary role is to protect the interests of all shareholders. Key functions of the board are to approve the direction of corporate strategy, ensure succession of management and evaluate performance of the corporation as well as senior management. The board is accountable to shareholders, and must operate independently from management.

Routine Elections	Generally we will vote with management’s recommendation	Generally FOR
Board Classification

Generally we are opposed to entrenchment mechanisms and will vote against proposals to classify a board. We prefer annual election of directors in order that shareholders have more power to replace directors deemed to not be acting in the shareholders’ interest.

Generally AGAINST
Independence of Directors

The majority of board members should be independent from the corporation, management or a majority shareholder. An independent member should not be a former employee of the company or a representative of a key supplier to or a key client of the company.

We will generally support boards that have a majority of board members classified as independent.
Director Indemnification	Mandatory indemnification of directors and officers is necessary to attract quality candidates.	Generally FOR
Director Attendance	Board membership requires a significant amount of time in order for responsibilities to be executed, and attendance at Board and Committee meetings is noted.	We look for attendance records to be in the 75% participation range.
Term Limits	We are more concerned with the performance of directors and not with the term limits	Generally AGAINST but will look at on a case-by-case basis.
Separation of Chair and CEO	In most cases it is advisable for there to be a separation between the CEO and the Chair to enhance separation of management interests and shareholders.

In most cases we would support a recommendation to separate the Chair from the CEO. Lead directors are considered acceptable, and in this situation an independent Corporate Governance committee must also be in place.

Committees of the Board	Audit, Compensation, Governance and Nominating committees are the most significant committees of the board.

We support the establishment of these committees, however independent director membership on these committees is the primary concern. Two-thirds independent membership is satisfactory, provided that the chair of each committee is independent.

Audit Process	The members of an audit committee should be independent directors, and the auditor must also be independent. The auditor should report directly to the Audit committee and not to management.	We will generally support the choice of auditors recommended by the Audit Committee. In the event that

Category	Guideline	Voting
the auditor supplies other services for a fee other than the audit, each situation will be reviewed on a case-by-case basis.
VOTING AND ENTRENCHMENT ISSUES
Shareholder Right to Call Special Meeting		Generally FOR
Shareholder Right to Act by Written Consent		Generally FOR
Cumulative Voting	Our experience has been that cumulative voting is generally proposed by large shareholders who may wish to exert undue influence on the board.	Generally AGAINST, although we may consider if the board has been unresponsive to shareholders.
Confidentiality of Shareholder Voting	Like any other electoral system, the voting at annual and special meetings should be confidential and free from any potential coercion and/or impropriety.	We will support any proposals to introduce or maintain confidential voting.
Size of Board of Directors	Generally boards should be comprised of a minimum of seven to a maximum of fifteen. However the complexity of the company has an impact on required board size.	The independence of the board is a greater concern than the number of members. However should a change in board size be proposed as potentially an anti-takeover measure we would vote against.
COMPENSATION ISSUES
Director Compensation

Directors should be compensated fairly for the time and expertise they devote on behalf of shareholders. We favor directors personally owning shares in the corporation, and that they receive a substantial portion of their remuneration in the form of shares.

We support recommendations where a portion of the remuneration is to be in the form of common stock. We do not support options for directors, and do not support retirement bonuses or benefits for directors.

MANAGEMENT COMPENSATION

Compensation plans for executives should be designed to attract and retain the right people with exceptional skills to manage the company successfully long-term. These plans should be competitive within the company’s respective industry without being excessive and should attempt to align the executive’s interests with the long-term interest of shareholders.

Executive compensation will be considered on a case-by-case basis.
Stock Options and Incentive Compensation Plans

Compensation plans should be designed to reward good performance of executives. They should also encourage management to own stock so as to align their financial interests with those of the shareholders. It is important that these plans are disclosed to the shareholders in detail for their approval.

We will not support plans with options priced below current market value or the lowering of the exercise price on any previously granted options.

Category	Guideline	Voting

We will not support any plan amendment that is not capped or that results in anything but negligible dilution. We believe that shareholders should have a say in all aspects of option plans and therefore will not support omnibus stock option plans or plans where the Board is given discretion to set the terms. Plans will be considered on a case-by-case basis.

Adopt/Amend Employee Stock Purchase Plans		Considered on a case-by-case basis.
Golden Parachutes

Although we believe that “golden parachutes” may be a good way to attract, retain and encourage objectivity of qualified executives by providing financial security in the case of a change in the structure or control of a company, golden parachutes can be excessive.

Generally opposed but will consider on a case-by-case basis.
Require Shareholder Approval of Golden Parachutes		Generally FOR
TAKEOVER PROTECTIONS

Some companies adopt shareholder rights plans that incorporate anti-takeover measures, which may include:  poison pills, crown jewel defense, payment of greenmail, going private transactions, leveraged buyouts, lock-up arrangements, Fair price amendments, Re-incorporation. Rights plans should be designed to ensure that all shareholders are treated equally in the event there is a change in control of a company. These plans should also provide the Board with sufficient time to ensure that the appropriate course of action is chosen to ensure shareholder interests have been protected. However, many shareholder rights plans can be used to prevent bids that might in fact be in the shareholders best interests. Depending on their contents, these plans may also adversely influence current share prices and long-term shareholder value.

We will review each situation on a case-by-case basis. We will generally support proposals that protect the rights and share value of shareholders.
Dual Class Shares

It is not unusual for certain classes of shares to have more than one vote per share. This is referred to as a dual class share structure and can result in a minority of shareholders having the ability to make decisions that may not be in the best interests of the majority of shareholders.

Generally AGAINST.
Super-Majority Voting Provisions

Super-majority voting (e.g.,  67% of votes cast or a majority of outstanding shares), although fairly common, can, from a practical point of view, be difficult to obtain, and essentially are a bar from effective challenges to entrenched management, regardless of performance or popularity. A very high requirement can be unwieldy and therefore not in the best interest of the majority of shareholders.

Generally AGAINST. We will generally oppose proposals for voting requirements that are greater than a majority of votes cast. That said, we will review supermajority proposals on a case-by-case basis.

Category	Guideline	Voting
Issuance of Authorized Shares		Generally FOR
Issuance of Unlimited or Additional Shares

Corporations may increase their authorized number of shares in order to implement a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. Shareholders should approve of the specific business need for the increase in the number of shares and should understand that the issuance of new shares can have a significant effect on the value of existing shares.

Generally AGAINST. We will generally oppose proposals to increase the number of authorized shares to “unlimited”, but will consider any proposals to increase the number of authorized shares on a case-by-case basis for a valid business purpose.

Shareholder Proposals

Shareholders should have the opportunity to raise their concerns or issues to company management, the board and other shareholders. As long as these proposals deal with appropriate issues and are not for the purposes of airing personal grievances or to obtain publicity, they should be included on the proxy ballot for consideration.

Shareholder proposals will be reviewed on a case-by-case basis.
OTHER MATTERS
Stock Repurchase Plans		Generally FOR
Stock Splits		Generally FOR
Require Shareholder Approval to issue Preferred Stock		Generally FOR
Corporate Loans to Employees

Corporate loans, or the guaranteeing of loans, to enable employees to purchase company stock or options should be avoided. These types of loans can be risky if the company stock declines or the employee is terminated.

Generally AGAINST.
Blank-cheque Preferred Shares

The authorization of blank-cheque preferred shares gives the board of directors’ complete discretion to fix voting, dividend, conversion and other rights and privileges. Once these shares have been authorized, the shareholders have no authority to determine how or when they will be allocated. There may be valid business reasons for the issuance of these shares but the potential for abuse outweighs the benefits.

Generally AGAINST.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

The following table shows information regarding other accounts managed by the Portfolio Manager:

	Other Registered		Other Pooled
	Investment Companies		Investment Vehicles		Other Accounts
	# of Accts	Assets ($ mil)*	# of Accts	Assets ($ mil)*	# of Accts	Assets ($ mil)*
All Accounts:	1	$443.1	4	$1,535.3	0	$0

Accounts where advisory fee is based on account performance (subset of above):	0	$0	4	$1,535.3	0	$0

The following table shows shares of the Fund beneficially owned by the Portfolio Manager:

None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
X

PM Bio:

Nicholas C. Adams, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as Portfolio Manager of the Fund since inception (1986). Mr. Adams joined Wellington Management as an investment professional in 1983.

Conflicts of Interest:

Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The investment professional primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) manages portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. Alternatively, these portfolios may be managed in a similar fashion to the Fund and thus the portfolios may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. Similarly, an investment professional may purchase the same security for the Fund and one or more other portfolios at or about the same time, and in those instances the other portfolios will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these portfolios have fee structures, including performance fees that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. The Portfolio Manager also manages hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given portfolio may be significantly higher or lower than those associated with other accounts managed by a given investment professional. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above. Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s Portfolio Managers. Although Wellington Management does not track the time a Portfolio Manager spends on a single portfolio, Wellington Management does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage the Portfolio Manager’s various client mandates.

Compensation:

The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in an Investment Advisory Agreement between Wellington Management and the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended March 31, 2007. Wellington Management’s compensation structure is designed to attract and retain high caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for the Portfolio Manager, a partner of Wellington Management, is determined by the Managing Partners of the firm. The Portfolio Manager’s base salary is generally a fixed amount that may change as a result of an annual review. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other portfolio managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund compared to the NASDAQ Banks Principal Only, John Hancock Bank & Thrift Opportunities Fund, and John Hancock Financial Trends Fund over one- and three-year periods, with an emphasis on three-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the Portfolio Manager, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by a portfolio manager can, and typically do, represent a significant portion of a portfolio manager’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Financial Fund, Inc.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)
Date:	6/7/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)
Date:	6/7/2007

By (Signature and Title)	/s/ Carl D. Johns
Carl D. Johns, Vice President and Treasurer
(Principal Financial Officer)
Date:	6/7/2007